UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   4/22/2009

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 23, 2009, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The release announced that effective April 22, 2009, Mary D. Cohron resigned as President, Chief Executive Officer and Director of Citizens First Corporation.  M. Todd Kanipe, currently Executive Vice President – Credit Administration, will serve as interim President and Chief Executive Officer.  Mr. Kanipe has served as Executive Vice President of the Company since 2004.  The Company has named a Search Committee, and expects to engage an executive search firm to locate a successor to Ms. Cohron.

ITEM 7.01. REGULATION FD DISCLOSURE.
See “Item 9.01 Financial Statements and Exhibits” for Exhibit 99.1 Press Release dated April 23, 2009 which is herein incorporated by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
99.1Press Release dated April 23, 2009.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens First Corporation.

By:	/s/ M. Todd Kanipe
M. Todd Kanipe Interim President and Chief Executive Officer

Dated: April 23, 2009

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